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                   U.S.P.S-FIRST CLASS OR  THE HARTFORD-IAS
                                           HARTFORD, CT 06150-0197
[LOGO]
THE                PRIVATE EXPRESS MAIL    THE HARTFORD-IAS LOCK BOX #30197
HARTFORD           CARRIERS-MAIL TO:       ATTN: FLEET LOCKBOX OPERATIONS
                                           MSN 275, 20TH FLOOR
                                           20 CHURCH STREET, HARTFORD, CT 06120

APPLICATION FOR INDIVIDUAL IMMEDIATE VARIABLE ANNUITY
-- HARTFORD LIFE INSURANCE COMPANY
-- ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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1.  ANNUITANT (PLEASE PROVIDE PROOF OF AGE.  FOR EXAMPLE, A COPY OF YOUR VALID DRIVERS LICENSE, PASSPORT OR BIRTH CERTIFICATE)

         NAME                                                             SEX  / / M  / / F
             ---------------------------------------------------------
                 FIRST            MIDDLE                 LAST

         ADDRESS                                                          DATE OF BIRTH         /       /
                ------------------------------------------------------                  ------------------------

         CITY                                     STATE               ZIP CODE
               ----------------------------------       ------------           ---------------------------------

         SOCIAL SECURITY NUMBER                                 DAYTIME PHONE (    )
                               --------------------------------                     ----------------------------
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2.  CONTRACT OWNER (IF DIFFERENT THAN ANNUITANT)

         NAME                                                             SEX  / / M  / / F
             ----------------------------------------------------------
                 FIRST            MIDDLE                 LAST

         ADDRESS                                                          DATE OF BIRTH         /       /
                ------------------------------------------------------                  -------------------------

         CITY                                     STATE               ZIP CODE
               ----------------------------------       ------------           ----------------------------------

         SOCIAL SECURITY NUMBER                                 DAYTIME PHONE (    )
                               --------------------------------                     ----------------------------
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3.  JOINT CONTRACT OWNER (IF ANY)

         NAME                                                             SEX  / / M  / / F
             -----------------------------------------------------------
                 FIRST            MIDDLE                 LAST

                                                                          DATE OF BIRTH         /       /
              -----------------------------------------------------------               -------------------------
              RELATIONSHIP TO CONTRACT OWNER

              SOCIAL SECURITY NUMBER
                                     ------------------------------------
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4.  JOINT ANNUITANT (IF APPLICABLE) (PLEASE PROVIDE PROOF OF AGE.)

         NAME                                                                 SEX  / / M  / / F
              ----------------------------------------------------------
                  FIRST            MIDDLE                 LAST

         SOCIAL SECURITY NUMBER                                               DATE OF BIRTH          /       /
                                -----------------------------------------                     -------------------------

         RELATIONSHIP TO ANNUITANT
                                   ----------------------------------------------------------------------------------------
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5.  BENEFICIARY (PLEASE GIVE NAME(S) AND RELATIONSHIP TO THE CONTRACT OWNER.)

          --------------------------------------------------------------------------------------------------------------------------
          PRIMARY BENEFICIARY                      RELATIONSHIP                 SOCIAL SECURITY NUMBER

          --------------------------------------------------------------------------------------------------------------------------
          CONTINGENT BENEFICIARY                   RELATIONSHIP                 SOCIAL SECURITY NUMBER

          UNLESS OTHERWISE STATED, PROCEEDS WILL BE DIVIDED EQUALLY. PLEASE ATTACH A SEPARATE SHEET TO ADD ADDITIONAL BENEFICIARIES.

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6.    PREMIUM PAYMENT
         Single Premium Payment $
                                 ---------------------------------------
         Make check payable to The Hartford Life Insurance Companies) Monies remitted via / / check / / 1035 / / Qualified Transfer

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7.    INCOME START DATE
                          ------------------------------
                          MONTH          DAY        YEAR

         INCOME START DATE: (Is the date on which annuity payments are to begin.) (Please note: The income start date may be no earlier than the end of the Right to Examine period of this contract and no later than 60 days from the contract issue date.)
         PAYMENT FREQUENCY:      / / Monthly   / /  Quarterly    / / Semi-annually   / /  Annually
         MAILING INSTRUCTIONS:   / /  Mail Check to:
                                                    ----------------------------------------
                                 / / Direct Deposit (complete direct deposit form)
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8.  PLAN QUALIFICATION

         NON-QUALIFIED            / /  QUALIFIED IRA: / /  TRANSFER     / / DIRECT ROLLOVER
                                                      / /  ROLLOVER (WITHIN 60 DAYS OF RECEIPT OF FUNDS)
                                                      / /  OTHER
                                                                 -------------------------------------
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9.   ANNUITY OPTIONS (SELECTED BY CHECKING ONE BOX)

         / /  OPTION 1 -     LIFE ANNUITY (Payable only during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant).

         / /  OPTION 2 -     LIFE OF ANNUITY WITH CASH REFUND (Payable for the life of the Annuitant.  Beneficiary is entitled to a
                             Death Benefit at the death of the Annuitant if payments made were less than the contract value).

         / /  OPTION 3 -     LIFE ANNUITY WITH PERIOD CERTAIN (Payable during the lifetime of the Annuitant with a specified minimum number of payments during the lifetime of the Annuitant).
                             Option 5-100 years*
                                                     -------------------
         / /  OPTION 4 -     JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PERIOD CERTAIN (Payable during the lifetime of the
                             Annuitant and Joint Annuitant with continuing payments to the Survivor using percentage selected).

                             Payments thereafter during the life of survivor at a level of:
                             (select one)   / / 100%       / / 66.67%          / / 50%

         / /  OPTION 5 -     JOINT AND LAST SURVIVOR ANNUITY WITH PERIOD CERTAIN (with a specified minimum number of payments during the joint lifetime of the Annuitant and Joint Annuitant with continuing payments to the survivor using percentage selected).
                             Option 5 - 100 years*
                                                   -----------------

                             Payments thereafter during the life of survivor at a level of:
                             (select one)   / / 100%       / / 66.67%          / / 50%

         / /  OPTION 6 -     PERIOD CERTAIN (Payable according to the annuity payment frequency selected for a fixed period).
                             Option 5- 100 years*
                                                  ------------------

                             *THE HARTFORD OFFERS A MINIMUM PERIOD OF 5 YEARS AND A MAXIMUM PERIOD THAT WILL NOT EXCEED THE
                             ANNUITANT'S AGE 100.  PLEASE SELECT SPECIFIC NUMBER OF YEARS FOR PAYMENT.


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10.  ASSUMED INVESTMENT RETURN:   / / 3%         / / 5%         / / 6%

         All assumed investment returns may not be available with every annuity option.


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11.  PURCHASE PAYMENT ALLOCATION
         Please check selected fund(s) and note which percentage allocations.

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                 %       -                                         %
         -------------------------------- -------        - -------------------------------- -------

                                                                                     Total     100%
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12.  SPECIAL REMARKS:



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13.  AGREEMENT AND ACKNOWLEDGMENT

Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / Yes  / / No (If yes, explain in
Special Remarks)

I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief.  I UNDERSTAND
THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT
GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED.  If not checked, the appropriate prospectus will be mailed to you.


Signed At                              On
         -----------------------------    ----------------------------- ----------------------------------------------------
              City,          State                    Date                          (Contract Owner's Signature)


                                                                        ----------------------------------------------------
                                                                                    (Joint Contract Owner's Signature)



Do you, as Agent, have reason to believe the contract applied for will replace existing annuities or life insurance contracts?
/ / Yes  / / No

Licensed Agent                                                  Broker/Dealer
               --------------------------------------------                    ----------------------------------------------------
                        (Signature)
                                                                Address
               --------------------------------------------              ----------------------------------------------------------
                        (Print)
                                                                Telephone #
               --------------------------------------------                  ------------------------------------------------------

                                                                Field Office Code                       Staff Code
                                                                                   --------------------             ---------------



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                                                                                                                TAX INFORMATION FORM
                                                                                                Please complete this tax information
                                                                                              form and include it with The Harford's
                                                                                              Immediate Variable Annuity application
[LOGO]
THE
HARTFORD
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1.  TAX IDENTIFICATION INFORMATION

         Name of Primary Owner
                               ----------------------------------------------------------------------------------------------------

         Address
                 ------------------------------------------------------------------------------------------------------------------

         City                                                        State                         Zip Code
              ---------------------------------------------------          --------------------             -----------------------

         Social Security Number
                                ----------------------------------------------
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2.  TAX REPORTING (PLEASE COMPLETE IF APPLICABLE)

In complying with the Internal Revenue Service reporting requirements, we will assume, unless you otherwise advise us, that all amounts used to purchase an annuity were from amounts on which you have not been required to pay income tax.  Please provide the portion of the annuity purchase payment on which you were taxed.  $
                                                                   ---------------------------------------
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3.  TAX WITHHOLDING INFORMATION

The Hartford is required by law to withhold federal income tax on the taxable portion of your income payments unless you instruct us otherwise.  You may refer to the worksheet in IRS Form W-4P to estimate your withholding allowances.

/ / No.  I do not want any tax withheld.  (Proceed to Section 4.)
/ / Yes.  I do want tax withheld.

Please indicate your marital status and the number of withholding exemptions you want:

Marital Status:         / / Single     / / Married    / / Married, but withhold at higher Single rate

Number of withholding exemptions: / /

I want the following additional amount withheld from each income payment: $
                                                                           ----------------------------

CAUTION:  If you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of your annuity payments.  You also may be subject to tax penalties under the estimated tax payment rules if your payment of estimated tax and withholding, if any, are not adequate.
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4.  CERTIFICATION FOR TAX IDENTIFICATION

By signing below, I certify under penalties of perjury that:
              The number shown above is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

              I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends OR the IRS has notified me that I am no longer subject to backup withholding.

X
 -----------------------------------------------------------         ------------------------------------------------------
                   Signature of Owner                                                         Date

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                                                                                                                 DIRECT DEPOSIT FORM

[LOGO]
THE
HARTFORD

Please complete this form for electronic transfers of your income payments from your Hartford Variable Annuity to your bank account.
Please be sure to complete all sections, read carefully before signing and attach a voided check.
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1.  GENERAL INFORMATION

Your name as it appears on your bank account (please print)

Name
    -------------------------------------------------------------------------------------------------------------------------------
         First                                   Middle                                       Last

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2.  BANK INFORMATION

Bank name (please print)
                        ----------------------------------------------------------------                          STAPLE VOIDED
                                                                                                                    CHECK HERE
Bank routing transit number
                           -------------------------------------------------------------
                                  (ABA#, OBTAIN FROM YOUR FINANCIAL INSTITUTION)

Your bank checking account number
                                 -------------------------------------------------------

                                          A VOIDED CHECK MUST BE ATTACHED FOR VERIFICATION PURPOSES

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3.  SIGNATURE(S)

I authorize The Hartford to electronically transfer annuity payments directly to my bank account.

I agree to direct my executors, administrators, or assignees to refund to The Hartford any payments which are made following my death so they may be redistributed to my beneficiary if applicable.  I also agree to any necessary adjustments for transfers made in error.

It is understood that this authorization may be terminated by me at any time by written notification to The Hartford at the address below.


X
 -------------------------------------------------------------------      -----------------------------------------------------
 Signature of Bank Account Owner (IF DIFFERENT FROM CONTRACT OWNER)       Date

X
 -------------------------------------------------------------------      -----------------------------------------------------
 Signature of Contract Owner                                              Date

X
 -------------------------------------------------------------------      -----------------------------------------------------
 Signature of Joint Contract Owner                                        Date


Mail to:
The Hartford - IAS
200 Hopmeadow Street
P.O. Box 5085
Hartford, CT  06102-5085




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